UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2024

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39907	85-2097088
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

447 Sutter St., Suite 405 #542
San Francisco,	California		94108
(Address of principal executive offices)			(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each 20 warrants exercisable for one share of Common Stock at an exercise price of $230.00 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

Waiver, Forbearance and Third Amendment to Note and Warrant Purchase Agreement

On June 10, 2024, Sonder Holdings Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Notes Amendment”), by and among the Company, the subsidiary note obligors party thereto (together with the Company, the “Note Obligors”), the subsidiary guarantors party thereto (the “Guarantors”), the investors party thereto (the “Investors”) and Alter Domus (US) LLC, as collateral agent (“Agent”), which amended the Note and Warrant Purchase Agreement, dated as of December 10, 2021, as amended by the Omnibus Amendment, dated as of December 21, 2022, and as further amended by the Second Omnibus Amendment, dated as of November 6, 2023 (the “Note Purchase Agreement”), by and among the Note Obligors, the Guarantors, the Investors and Agent, and certain documents related thereto. Among other things, the Notes Amendment provides for (i) a permanent waiver of any non-compliance resulting from the Waived Matters (as defined therein), (ii) the Limited Forbearance of certain rights and remedies available under the Transaction Documents prior to the Forbearance Termination Date, (iii) the amendment of certain financial covenants set forth therein, and (iv) additional commitments with an aggregate principal amount of $10 million, each as more fully detailed in the Notes Amendment. Capitalized terms used but not defined in this section shall have the meanings given to such terms in the Notes Amendment.

The foregoing description of the Notes Amendment does not purport to be complete and is qualified in its entirety by reference to the Notes Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Waiver and Third Amendment to Loan and Security Agreement

On June 10, 2024, the Company entered into an amendment (the “SVB Amendment”), by and among the Company, certain of its domestic subsidiaries party thereto, as co-borrowers (together with the Company, the “Borrowers”), and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“SVB”), as lender, which amended the Loan and Security Agreement, dated as of December 21, 2022, as amended by the First Amendment to Loan and Security Agreement, dated as of April 28, 2023, as further amended by the Second Amendment to Loan and Security Agreement, dated as of November 6, 2023 (the “Loan Agreement”), by and among the Borrowers and SVB. Among other things, the SVB Amendment provides for (i) SVB’s consent with respect to the Notes Amendment, and (ii) a permanent waiver of any non-compliance resulting from the Waived Matters (as defined therein).

SVB and its affiliates have engaged in, and may in the future engage in, banking and other commercial dealings in the ordinary course of business with Borrowers or their affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the SVB Amendment does not purport to be complete and is qualified in its entirety by reference to the SVB Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Warrants to Purchase Common Stock

Draw-down Pursuant to the Note Purchase Agreement

On June 10, 2024, the Company issued in a single draw (the “Draw”) an aggregate of $10 million (100% of the Commitment) of delayed draw subordinated secured notes (the “Delayed Draw Notes”), pursuant to the Note Purchase Agreement. The Company plans to use the proceeds of the Delayed Draw Notes for general corporate purposes.

In connection with the Draw, the purchasers of Delayed Draw Notes also received detachable warrants (the “Warrants”) to purchase an aggregate of 475,264 shares of the Company’s Common Stock, each with an exercise price of $0.01 per share and an expiration date five years after the issuance date. The purchasers of the Delayed Draw Notes were also provided with customary registration rights for the shares issuable upon exercise of the Warrants.

This description of the Note Purchase Agreement and the Warrants does not purport to be complete, and is qualified in its entirety by the full text of the Notes Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the Warrant Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the Notes Amendment, the Note Purchase Agreement, the Draw, and the Warrant Agreement is incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities

The information contained above in Item 1.01 relating to the Warrants is hereby incorporated by reference into this Item 3.02. Such Warrants were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder as transactions not involving a public offering, in reliance upon the following facts: no general solicitation was used in the offer or sale of such securities; the recipients of the securities had adequate access to information about the Company; each recipient of such securities represented its acquisition thereof as principal for its own account and its lack of any arrangements or understandings regarding the distribution of such securities; each recipient of such securities represented its capability of evaluating the merits of an investment in the Company’s securities due to its knowledge, sophistication and experience in business and financial matters; and such securities were issued as restricted securities with restricted legends referring to the Securities Act. No such securities may be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements. No statement in this document or the attached exhibits is an offer to purchase or sell or a solicitation of an offer to sell or buy the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01     Regulation FD Disclosure

On June 11, 2024, the Company issued a press release announcing the transactions described herein. A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the press release incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

10.1	Waiver, Forbearance and Third Amendment to Note and Warrant Purchase Agreement
10.2	Waiver and Third Amendment to Loan and Security Agreement
10.3	Warrant Agreement
99.1	Press Release Dated June 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonder Holdings Inc.

Date: June 11, 2024	By:	/s/ Dominique Bourgault
	Name:	Dominique Bourgault
	Title:	Chief Financial Officer